UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2019

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 20, 2019, the Board of Directors and Compensation Committee of the Board of Directors of Vertex Energy, Inc. (the “Company”), approved (a) the grant of certain incentive stock options to purchase shares of the Company’s common stock to thirteen officers and/or employees of the Company, in consideration for services rendered, including Benjamin P. Cowart, the President and Chief Executive Officer of the Company (options to purchase 163,000 shares); Chris Carlson, the Chief Financial Officer and Secretary of the Company (options to purchase 69,000 shares); and John Strickland, the Chief Operating Officer of the Company (options to purchase 133,000 shares)(collectively, the “Officer/Employee Options”); and (b) the grant of non-qualified stock options to purchase shares of the Company’s common stock to each of the five non-executive members of the Board of Directors of the Company, Messrs. Dan Borgen, David Phillips, Christopher Stratton, Timothy C. Harvey and James P. Gregory (options to purchase 60,000 shares each, or 300,000 in aggregate)(the “Non-Executive Director Options” and together with the Officer/Employee Options, the “Options”).

The Options were granted under the Company’s Amended and Restated 2013 Stock Incentive Plan and 2009 Stock Incentive Plan (the “Plans”) and the Options (other than Mr. Cowart’s Options) had a term of ten years; provided that Mr. Cowart’s Options had a term of five years, subject in all cases to the terms and conditions of the Plans and the award agreements, and each officer’s, employee’s and/or director’s continued service with the Company.  The Options vest to each individual at the rate of 1/4th of such Options per year on each of May 20, 2020, 2021, 2022 and 2023.  The Options (other than Mr. Cowart’s) had an exercise price of $1.45 per share, the mean between the highest and lowest quoted selling prices of the Company’s common stock on the NASDAQ Capital market on the last trading day prior to the effective date of the grant of the Options (the “Market Price”); provided that Mr. Cowart’s Options had an exercise price of $1.60 per share, representing 110% of the Market Price.

The description of the Options above is qualified in its entirety by the terms of the Option Agreements evidencing each grant, forms of which are incorporated by reference herein as Exhibits 10.3 and 10.4, and the terms of which are incorporated by reference in this Item 5.02.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Vertex Energy, Inc., 2009 Stock Incentive Plan (filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 31, 2009, and incorporated by reference herein)(File Number 001-11476)
10.2	Amended and Restated 2013 Stock Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 21, 2015, and incorporated by reference herein)(File Number 001-11476)
10.3	Form of 2009 Stock Incentive Plan Stock Option Agreement (filed as Exhibit 10.29 to the Annual Report on Form 10-K for the year ended December 12, 2012, filed by the Company with the Securities and Exchange Commission on March 21, 2013, and incorporated by reference herein)(File Number 001-11476)
10.4

Form of 2013 Stock Incentive Plan Stock Option Agreement (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 30, 2013, and incorporated by reference herein)(File Number 001-11476)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: May 24, 2019	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Vertex Energy, Inc., 2009 Stock Incentive Plan (filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 31, 2009, and incorporated by reference herein)(File Number 001-11476)
10.2	Amended and Restated 2013 Stock Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 21, 2015, and incorporated by reference herein)(File Number 001-11476)
10.3	Form of 2009 Stock Incentive Plan Stock Option Agreement (filed as Exhibit 10.29 to the Annual Report on Form 10-K for the year ended December 12, 2012, filed by the Company with the Securities and Exchange Commission on March 21, 2013, and incorporated by reference herein)(File Number 001-11476)
10.4

Form of 2013 Stock Incentive Plan Stock Option Agreement (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 30, 2013, and incorporated by reference herein)(File Number 001-11476)